                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) May 1, 1995

                               TCA Cable TV, Inc.
             (Exact name of registrant as specified in its charter)



            Texas                     0-11478               75-1798185
- ----------------------------        -----------         -------------------
(State or other jurisdiction        (Commission            (IRS Employer
     of incorporation)              File Number)        Identification No.)



    3015 S.S.E. Loop 323, Tyler, Texas                     75701
- -----------------------------------------               -------------
 (Address of principal executive offices)                (Zip Code)


 Registrant's telephone number, including area code       (903) 595-3701

ITEM 5.  OTHER EVENTS.

         On January 20, 1995, Tele-Communications of Arkansas Limited Partnership ("TCA LP") entered into an asset purchase agreement (as amended, the "Russellville Agreement") with Time Warner Entertainment Company, L.P. ("Time Warner"), through its division Time Warner Cable Ventures pursuant to which TCA LP would acquire the assets of, and assume certain liabilities related to, the operation of cable television systems (the "Russellville System") in and around the following cities in Arkansas: Russellville, Booneville, Paris, Clarksville, Johnson City, Pottsville, Pope County and the unincorporated areas within Arkansas County in which the foregoing cities are located (the "Russellville Transaction").

         TCA Cable TV, Inc. (the "Company") indirectly through various subsidiaries (i) is an 80% limited partner of TCA LP and (ii) (A) owns a 49% limited partnership interest in the 20% general partner of TCA LP and (B) owns 49% of the 51% general partner of the 20% general partner of TCA LP.

         The Russellville Transaction was consummated on May 1, 1995.

         The assets acquired in the Russellville Transaction included, with certain exceptions as set forth in the Russellville Agreement, all of the assets and properties, real and personal, tangible and intangible, used by Time Warner in its operation of the Russellville System. TCA LP intends to continue to use such assets to provide cable television services to the subscribers in the Russellville System. As part of the Russellville Transaction, Time Warner entered into a noncompetition agreement, pursuant to which Time Warner agreed, with certain specified exceptions, not to own or provide service to any cable system or other entity engaged in the use of a competing technology, broadcast television or newspaper publishing that provides services to customers within 50 miles of the location of the headend of the Russellville System.

         The aggregate consideration paid in the Russellville Transaction was approximately $26,986,000, subject to certain post closing adjustments as set forth in the Russellville Agreement. The acquisition consideration for the Russellville Transaction was determined by negotiations between the parties to the agreement.

         To the best knowledge of the Company, there is no material relationship between Time Warner and the Company, or any of its affiliates, any director or officer of the Company, or any associate of such director or officer.

         The primary sources of funds used in the Russellville Transaction were unsecured loans extended by NationsBank of Texas, N.A. and Texas Commerce
Bank, N.A. to the Company and subsequent loans and capital contributions from subsidiaries of the Company to TCA LP.

ITEM 7.  EXHIBITS.

Exhibit No.                 Description
- -----------                 -----------
         2.1                Asset Purchase Agreement, dated January 20, 1995, between Tele-
                            Communications of Arkansas Limited Partnership and Time Warner
                            Entertainment Company, L.P., through its division Time Warner Cable
                            Ventures.(1)

         2.2                Letter Agreement, dated April 24, 1995, between Tele-Communications of Arkansas Limited Partnership and Time Warner Entertainment Company,
                            L.P., through its division Time Warner Cable Ventures, amending Asset
                            Purchase Agreement.(2)
- ------------------


         (1)                Previously filed as an exhibit to the Company's annual report on Form
                            10-K for the year ended October 31, 1994 and incorporated herein by reference.

         (2)                Filed herewith.





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
                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TCA CABLE TV, INC.



Date:  May 16, 1995                      By: /s/ JIMMIE F. TAYLOR
                                             --------------------------------
                                                 Jimmie F. Taylor

                                         Its:   VP, CFO & Treasurer
                                             --------------------------------

                              INDEX TO EXHIBITS

Exhibit No.                 Description
- -----------                 -----------
         2.1                Asset Purchase Agreement, dated January 20, 1995, between Tele-
                            Communications of Arkansas Limited Partnership and Time Warner
                            Entertainment Company, L.P., through its division Time Warner Cable
                            Ventures.(1)


         2.2                Letter Agreement, dated April 24, 1995, between Tele-Communications of Arkansas Limited Partnership and Time Warner Entertainment Company,
                            L.P., through its division Time Warner Cable Ventures, amending Asset
                            Purchase Agreement.(2)
- ------------------


         (1)                Previously filed as an exhibit to the Company's annual report on Form
                            10-K for the year ended October 31, 1994 and incorporated herein by reference.

         (2)                Filed herewith.